SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 31, 2003

                                WIEN GROUP, INC.
               (Exact name of issuer as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


         333-862580                                       13-2614100
(Commission File Number)                       (IRS Employer Identification No.)


               525 Washington Blvd., Jersey City, New Jersey 07310 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (201) 216-0096

             ------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         NOT APPLICABLE

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         NOT APPLICABLE

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         NOT APPLICABLE

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On July 31, 2003, Registrant's independent accountants, Lilling & Company of Great Neck, New York ("Lilling") determined that it no longer wanted to be an independent auditor for any public companies and informed Registrant of its resignation as Registrant's independent auditor.

         Registrant's Board of Directors approved the resignation of Lilling on July 31, 2003. During the fiscal year ended June 30, 2002 and during the subsequent interim period through July 31, 2003, there were no disagreements with Lilling on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements if not resolved to the satisfaction of Lilling would have caused them to make reference thereto in their report on the financial statements for such years.

         Registrant provided Lilling with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") and requested that Lilling furnish the Registrant a letter addressed to the SEC stating whether Lilling agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. Lilling's letter, dated July 31, 2003 is attached as
Exhibit 16.1 hereto. Also attached hereto as Exhibit 16.2 is a copy of Lilling's letter confirming the termination of the client-auditor relationship between Lilling and Registrant.

         Simultaneously with the dismissal of its former auditors, Registrant engaged Hays & Company, LLP ("Hays) as the Registrant's independent public auditors, replacing its former auditor, Lilling. The Board of Directors of Registrant approved the appointment of Hays as the Registrant's independent accountants and auditors on July 31, 2003. During the most recent fiscal year and subsequent interim period, Registrant has not consulted with Hays regarding
(i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the


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


subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.  OTHER EVENTS.

         NOT APPLICABLE

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         NOT APPLICABLE

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         NOT APPLICABLE

Item 8.  CHANGE IN FISCAL YEAR.

         NOT APPLICABLE

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WIEN GROUP, INC.,
                                       A New York corporation (Registrant)



Date: August 6, 2003                   By:   /s/ Stephen S. Wien
                                          --------------------------------------
                                                STEPHEN S. WIEN, Chief Executive
                                                Officer


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